UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2010

WHITNEY HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

                    Louisiana                                                            0-1026                                                  72-6017893
                (State or Other                                                     (Commission                                           (IRS Employer
                 Jurisdiction of                                                        File Number)                                           Identification No.)
                 Incorporation)

      228 St. Charles Avenue, New Orleans, Louisiana 70130
(Addresses of Principal Executive Offices, including Zip Code)

                (504) 586-7272
(Registrant’s Telephone Number, including Area Code)

___________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

Rule 14a-8 Shareholder Proposal Deadline

Whitney Holding Corporation (the “Company”) previously disclosed that the deadline for any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy statement for the 2011 annual meeting of shareholders is December 10, 2010.  Pursuant to Rule 14a-8(e), the Company has determined that the deadline for any shareholder proposal to be considered for inclusion in the Company’s proxy statement for the 2011 annual meeting of shareholders is December 15, 2010.  In order for shareholder proposals governed by Rule 14a-8(e) to be considered for inclusion in the Company’s proxy statement for the 2011 annual meeting of shareholders, written notice of such proposals must be received by the Company on or prior to December 15, 2010 at its principal executive offices at 228 St. Charles Avenue, New Orleans, Louisiana 70130, Attn: Joseph S. Schwertz, Jr., Corporate Secretary.  Shareholder proposals must comply with the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in the Company’s proxy statement, and may be omitted by the Company if not in compliance with the applicable requirements.

Shareholder Proposal Bylaws Deadline

The Company previously disclosed that any shareholder proposal not received at the Company’s principal executive offices by February 23, 2011 will be considered untimely and, if presented at the 2011 annual meeting of shareholders, the proxy holders will be able to exercise discretionary authority to vote on any such proposal to the extent authorized by Rule 14a-4(c) under the Exchange Act.  Pursuant to the Company’s amended and restated bylaws, as adopted by the Board of Directors of the Company on October 27, 2010 (the “Bylaws”), any shareholder proposal outside of Rule 14a-8, including proposals for director nominees, not received at the Company’s principal executive offices between December 20, 2010 and January 19, 2011 will be considered untimely and, if presented at the 2011 annual meeting of shareholders, the proxy holders will be able to exercise discretionary authority to vote on any such proposal to the extent authorized by Rule 14a-4(c) under the Exchange Act.  Shareholder proposals (other than Rule 14a-8 proposals) must also comply with the other requirements of the Company’s Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY HOLDING CORPORATION

By:_/s/ Thomas L. Callicutt, Jr.
Thomas L. Callicutt, Jr.
                                                                                  Senior Executive Vice President and
                                                                                Chief Financial Officer

Date:  November 18, 2010